Exhibit 99.2
                                                                    ------------


                                 STATCORP, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 STATCORP, INC.

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                             NO.
                                                                             ---

INDEPENDENT AUDITORS' REPORT...................................................1

FINANCIAL STATEMENTS

   Consolidated Balance Sheets.................................................2

   Consolidated Statements of Income...........................................3

   Consolidated Statements of Changes in Stockholders' Equity..................4

   Consolidated Statements of Cash Flows.......................................5

NOTES TO FINANCIAL STATEMENTS...............................................6-14

SUPPLEMENTAL INFORMATION


   Consolidating Schedules - Balance Sheets................................15-16

   Consolidating Schedules - Statements of Income..........................17-18

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
STATCORP, INC.


We have audited the consolidated balance sheets of Statcorp, Inc. and subsidiary (the "Company"), (a Delaware corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Statcorp, Inc. and subsidiary as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental information on pages 15-18 is presented for the purpose of additional analysis of the basic consolidated financial statements and is not a required part of the basic consolidated financial statements. This supplemental information is the responsibility of the Company's management. Such information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and, in our opinion is fairly stated in all material respects when considered in relation to the basic consolidated financial statements taken as a whole.


/s/ Howard & Company, CPAs, P.A.

Howard & Company, CPAs, P.A.
Jacksonville, Florida

February 25, 2005

                                 STATCORP, INC.

                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                      December 31,
                                                             ------------------------------
                                                                 2004              2003
                                                             ------------      ------------
CURRENT ASSETS
     Cash                                                    $    108,641      $     36,178
     Accounts receivable -
         Trade                                                    656,403           627,730
     Inventory                                                  1,588,762         1,141,207
     Prepaid expenses                                              72,425            43,865
     Prepaid income taxes                                          59,696              --
     Deferred tax asset                                            43,685            10,912
                                                             ------------      ------------
                                                                2,529,612         1,859,892
                                                             ------------      ------------


PROPERTY AND EQUIPMENT
     Furniture and fixtures                                        51,418            33,214
     Office equipment                                              19,666             6,888
     Computer equipment                                            82,684            64,654
     Plant equipment                                            1,021,266           883,038
     Leasehold improvements                                        30,722             6,392
                                                             ------------      ------------
                                                                1,205,756           994,186
     Less: accumulated depreciation                              (758,613)         (634,265)
                                                             ------------      ------------
                                                                  447,143           359,921
                                                             ------------      ------------


OTHER ASSETS
     Intangible assets - net of accumulated amortization
      of $16,891 and $14,632, respectively                          1,597             3,856
     Deposits                                                      27,874            24,400
                                                             ------------      ------------
                                                                   29,471            28,256
                                                             ------------      ------------


                                                             $  3,006,226      $  2,248,069
                                                             ============      ============

                                 STATCORP, INC.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                      December 31,
                                                             ------------------------------
                                                                 2004              2003
                                                             ------------      ------------
CURRENT LIABILITIES
     Line of credit                                          $    172,780      $    194,138
     Note payable - current portion                                75,965              --
     Capital leases - current portion                              18,689            16,986
     Accounts payable and accrued expenses                        840,111           693,537
                                                             ------------      ------------
                                                                1,107,545           904,661
                                                             ------------      ------------

LONG TERM LIABILITIES
     Note payable - less current                                  303,860              --
     Capital leases - less current portion                          5,562            23,344
     Deferred tax liability                                       111,707            72,334
                                                             ------------      ------------
                                                                  421,129            95,678
                                                             ------------      ------------

TOTAL LIABILITIES                                               1,528,674         1,000,339
                                                             ------------      ------------



COMMITMENTS



STOCKHOLDERS' EQUITY
     Common stock, $.10 par value; 1,250,000 shares
            authorized; 903,652 shares issued and
            outstanding as of December 31, 2004 and
            2003, respectively                                     91,365            91,365
     Additional paid in capital                                 1,887,170         1,887,170
     Deficit                                                     (491,483)         (721,305)
                                                             ------------      ------------
                                                                1,487,052         1,257,230
     Less:  Cost of 10,000 treasury shares                         (9,500)           (9,500)
                                                             ------------      ------------
                                                                1,477,552         1,247,730
                                                             ------------      ------------
                                                             $  3,006,226      $  2,248,069
                                                             ============      ============

See independent auditors' report and accompanying notes to the financial statements.

                                 STATCORP, INC.

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                Years Ended December 31,
                                                             ------------------------------
                                                                 2004              2003
                                                             ------------      ------------
SALES                                                        $  7,305,699      $  6,295,147

COST OF GOODS SOLD                                             (5,277,382)       (4,336,509)
                                                             ------------      ------------

GROSS PROFIT                                                    2,028,317         1,958,638

OPERATING EXPENSES                                             (1,656,136)       (1,418,635)
                                                             ------------      ------------

INCOME FROM OPERATIONS                                            372,181           540,003

OTHER EXPENSE, NET                                                (19,063)          (35,099)
                                                             ------------      ------------

NET INCOME BEFORE PROVISION
      FOR INCOME TAXES                                            353,118           504,904
                                                             ------------      ------------

PROVISION FOR INCOME TAXES
      Current                                                    (116,694)         (179,277)
      Deferred                                                     (6,602)          (16,382)
                                                             ------------      ------------
                                                                 (123,296)         (195,659)
                                                             ------------      ------------

NET INCOME                                                   $    229,822      $    309,245
                                                             ============      ============

See independent auditors' report and accompanying notes to the financial statements.

                                 STATCORP, INC.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                  Common        Additional                      Treasury
                                   Stock     Paid-in Capital    Deficit          Stock            Total
                                ------------   ------------   ------------    ------------    ------------

Balances at December 31, 2002   $     91,365      1,887,170   $ (1,030,550)   $       --      $    947,985

Purchase of Treasury Stock              --             --             --            (9,500)         (9,500)

Net income                              --             --          309,245            --           309,245
                                ------------   ------------   ------------    ------------    ------------

Balances at December 31, 2003         91,365      1,887,170       (721,305)         (9,500)      1,247,730

Net income                              --             --          229,822            --           229,822
                                ------------   ------------   ------------    ------------    ------------

Balances at December 31, 2004   $     91,365      1,887,170   $   (491,483)   $     (9,500)   $  1,477,552
                                ============   ============   ============    ============    ============




See independent auditors' report and accompanying notes to the financial statements.

                                 STATCORP, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                Years Ended December 31,
                                                             ------------------------------
                                                                 2004              2003
                                                             ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                               $    229,822      $    309,245
    Adjustments to reconcile net income to net cash
      (used in) provided by operations:
         Depreciation and amortization                            129,615           111,313
         Deferred income taxes                                      6,600            16,382
         Gain on sale of property and equipment                      (368)             --
    Changes in operating assets and liabilities:
         Accounts receivable - trade                              (28,673)          (84,809)
         Accounts receivable - other                                 --              13,026
         Inventory                                               (447,555)         (157,195)
         Prepaid expenses                                         (28,560)           (9,819)
         Prepaid income taxes                                     (59,696)             --
         Deposits                                                  (3,474)          (14,155)
         Accounts payable and accrued expenses                    146,574           185,490
                                                             ------------      ------------
           Net cash (used in) provided by operating
              activities                                          (55,715)          369,478
                                                             ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchases of property and equipment                          (215,410)          (93,183)
    Proceeds from sale of property and equipment                    1,200              --
                                                             ------------      ------------
           Net cash used in investing activities                 (214,210)          (93,183)
                                                             ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Net change in line of credit                                  (21,358)         (161,583)
    Principal payments on capital leases payable                  (16,079)          (99,337)
    Net proceeds (repayments) from note payable                   379,825            (9,500)
                                                             ------------      ------------
           Net cash provided by (used in) financing
              activities                                          342,388          (270,420)
                                                             ------------      ------------

NET INCREASE IN CASH                                               72,463             5,875

CASH - BEGINNING OF YEAR                                           36,178            30,303
                                                             ------------      ------------

CASH - END OF YEAR                                           $    108,641      $     36,178
                                                             ============      ============

                                                                Years Ended December 31,
                                                             ------------------------------
                                                                 2004              2003
                                                             ------------      ------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION
    Cash paid during year for interest                       $     19,225      $     22,685
                                                             ============      ============

    Cash paid during year for income taxes                   $    296,589      $     68,173
                                                             ============      ============

SUPPLEMENTAL DISCLOSURE OF NONCASH
   INVESTING AND FINANCING ACTIVITIES
    Equipment purchased under financing lease                $       --        $     20,690
                                                             ============      ============















See independent auditors' report and accompanying notes to the financial statements.

                                 STATCORP, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         Basis of Consolidation
         ----------------------

         The consolidated financial statements include the accounts of Statcorp, Inc. and its wholly owned subsidiary, Albert International, Inc. (together referred to as the "Company") as of September 10, 2002, the date of the acquisition (see note 13). All inter-company transactions have been eliminated in consolidation.

         Nature of Operations
         --------------------

         Statcorp, Inc. is a developer, assembler, and seller of liquid infusion devices, blood pressure cuffs, and blood transfusion filters for use in the medical industry. Albert International, Inc. is engaged in the manufacture of lab-supply bulbs, hospital/medical products, and home health care products. The Company's customers primarily include acute care hospitals and specialty distributors for resale to acute care hospitals, and are located throughout the United States and worldwide.

         Cash and Cash Equivalents
         -------------------------

         The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents for the Consolidated Statements of Cash Flows. The cash accounts are held primarily by financial institutions. From time to time, the Company has cash balances in excess of the Federal Deposit Insurance Corporation's
         (FDIC) liability limit. However, management does not believe that the Company is exposed to any significant risk. There were no cash equivalents at December 31, 2004 and 2003.

         Accounts Receivable
         -------------------

         Management periodically reviews accounts receivable and removes from active receivables those accounts considered doubtful. Collection efforts are pursued until these inactive accounts are deemed uncollectible, at which time they are written off. There were no accounts that were deemed uncollectible for the years ended December 31, 2004 and 2003.

         Inventory
         ---------

         The cost of items in inventory is stated on the basis of average cost.

                                 STATCORP, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued
         ------------------------------------------

         Property and Equipment
         ----------------------

         Property and equipment are depreciated using the double declining-balance and straight-line methods, are stated at cost, and have the following estimated useful lives:

                                                   Years
                                                   -----
               Furniture and fixtures                7
               Office equipment                      7
               Computer equipment                  3 - 5
               Plant equipment                     5 - 10
               Leasehold improvements              5 - 39

         Maintenance and repairs are charged to operations as incurred. Leasehold improvements are capitalized. When property and equipment is sold or otherwise disposed of, the asset accounts and the related accumulated depreciation accounts are relieved and any gain or loss is included in operations.

         Depreciation expense for the years ended December 31, 2004 and 2003 was $127,356 and $109,054, respectively.

         Intangible Assets
         -----------------

         Intangible assets consist of trademark, patent, and organizational costs. These intangible assets are being amortized on a straight-line basis over 17 years and 5 years, respectively. Amortization expense for each year ending December 31, 2004 and 2003 was $2,259.

         Income Taxes
         ------------

         The Company adopted Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Under SFAS 109, the deferred tax liability or asset is determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences are expected to reverse.

         Use of Estimates
         ----------------

         The process of preparing financial statements in conformity with U.S. generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

2.       INVENTORY
         ---------

         Inventory consisted of the following as of December 31:

                                                      2004             2003
                                                  ------------     ------------
            Finished goods                        $    263,610     $    246,583
            Raw materials and work in progress       1,378,180          894,624
            Inventory reserve                          (53,028)            --
                                                  ------------     ------------
                                                  $  1,588,762     $  1,141,207
                                                  ============     ============

3.       LINE OF CREDIT
         --------------

         Statcorp, Inc. has a line of credit with a financial institution which provides that it may borrow up to $350,000 for 2004 and $500,000 for 2003 at 2.40% plus the one-month LIBOR for 2004 and LIBOR plus 3.15% for 2003. Borrowings against this line of credit amounted to $172,780 and $194,138 at December 31, 2004 and 2003, respectively. The line of credit is guaranteed by a stockholder and is secured by a lien on Statcorp, Inc.'s assets. The line of credit is classified as a current liability as the financial institution extends this line of credit on an annual basis. The Company must maintain a tangible net worth of $1,250,000. This line of credit is payable upon demand by the lender. The available borrowings under this line of credit were $177,220 and $305,862 at December 31, 2004 and 2003, respectively.

4.       NOTE PAYABLE
         ------------

         Note payable for the years ending December 31, 2004 and 2003 consisted of the following:

                                                                    2004            2003
                                                                 ----------      ----------
         Note payable due in monthly installments of
         approximately $6,330 plus interest at LIBOR plus
         2.40%.  The note matures on July 31, 2009 and is
         collateralized by a lien on Statcorp, Inc.'s assets
         and guaranteed by a stockholder                         $  379,825      $     --

         Less:  current portion                                     (75,965)           --
                                                                 ----------      ----------
                                                                 $  303,860      $     --
                                                                 ==========      ==========

         Interest expense on the note payable for the years ended December 31, 2004 and 2003 was $4,064 and $822, respectively.

         The following are the maturities of long-term debt:

            2005              $  75,965
            2006                 75,965
            2007                 75,965
            2008                 75,965
            2009                 75,965
                              ----------
                              $ 379,825
                              ==========

5.       CAPITAL LEASES
         --------------

         Statcorp, Inc. acquired equipment under the provisions of capital leases. For financial statement purposes, the present value of future minimum lease payments relating to the equipment has been capitalized.

         The leased property under the capital leases as of December 31, 2004 had a cost of $74,913, accumulated depreciation of $53,328 and a net book value of $21,585.

         --------------

         The future minimum lease payments under capital leases and the net present value of the future minimum lease payments at December 31, 2004 and 2003 are as follows:

                                                                2004          2003
                                                             ----------    ----------
               Total minimum lease payment                   $   28,312    $   48,234
               Amount representing interest                      (4,061)       (7,904)
                                                             ----------    ----------
               Present value of net minimum lease payments       24,251        40,330
               Less: current portion                            (18,689)      (16,986)
                                                             ----------    ----------
               Long-term capital lease obligation            $    5,562    $   23,344
                                                             ==========    ==========

         The following are the maturities of the present value future minimum lease payments:

                       2005               $  18,689
                       2006                   5,562
                                          ---------
                                          $  24,251
                                          =========

6.       COMMITMENTS
         -----------

         Statcorp, Inc. leases its office and assembling facility in Jacksonville, Florida through March, 2009. Further, the Company leases equipment under operating leases expiring through July, 2007. Rent expense for the years ended December 31, 2004 and 2003 was $95,477 and $58,027, respectively. Future minimum lease payments under these non-cancelable leases are as follows:

                       2005               $ 115,630
                       2006                 107,250
                       2007                  97,388
                       2008                  89,276
                       2009                  22,483
                                          ---------
                                          $ 432,027
                                          =========

         Albert International, Inc. leases its office and manufacturing facility in Gainesville, Georgia on a month-to-month basis. Rent expense for the years ended December 31, 2004 and 2003 was $43,764 and $47,844, respectively.

7.       RELATED PARTY TRANSACTIONS
         --------------------------

         The Board of Directors approved a guaranty fee to be paid to a stockholder to compensate him for personally guaranteeing the debts of Statcorp. The fee is to be paid weekly in the amount of $200 as long as the guaranty is in effect.

         Albert International, Inc. purchased some of its inventory from an affiliate of a stockholder. Total purchases for the years ended December 31, 2004 and 2003 amounted to $229,004 and $164,568, respectively. The amount included in accounts payable at December 31, 2004 and 2003 was $7,503 and $15,003, respectively.

         Pursuant to the acquisition agreement (see Note 13), Albert International, Inc. made payments of $9,600 and $14,400 to the former owner for the years ended December 31, 2004 and 2003, respectively.

8.       MAJOR CUSTOMERS
         ---------------

         The Company had sales to major customers who individually accounted for more than 10% of the Company's revenues as follows:

                                         2004            2003
                                      ----------      ----------
                       Customer 1             33%             38%
                       Customer 2              0%             11%
                                      ----------      ----------
                                              33%             49%
                                      ==========      ==========

9.       MAJOR VENDOR
         ------------

         The Company had purchases from one major vendor who individually accounted for more than 60% and 19% of the Company's purchases for the years ended December 31, 2004 and 2003, respectively.

10.      INCOME TAXES
         ------------

         The deferred tax asset and liability in the balance sheets include the following amounts:

                                                    2004           2003
                                                 ----------     ----------

                       Deferred tax liabilty     $  111,707     $   72,334

                       Deferred tax asset        $   43,685     $   10,912

         The deferred tax liability results from the use of accelerated methods of depreciation on equipment for tax purposes. The deferred tax asset results from accrued compensated absences and a state net operating loss carry forward.

         ------------

         The components of income tax expense are as follows:

                                           2004            2003
                                        ----------      ----------
                       Current -
                            Federal     $   95,802      $  152,829
                            State           20,892          26,448
                                        ----------      ----------
                                           116,694         179,277
                                        ----------      ----------

                       Deferred -
                            Federal          9,231          15,656
                            State           (2,629)            726
                                        ----------      ----------
                                             6,602          16,382
                                        ----------      ----------
                                        $  123,296      $  195,659
                                        ==========      ==========

         A reconciliation between the effective income tax rate and the applicable statutory federal income tax rate for the years ended December 31, 2004 and 2003 is as follows:

                                                         2004                            2003
                                              ---------------------------     ---------------------------
                                                             % of Pre-tax                    % of Pre-tax
                                                Amount           Income         Amount           Income
                                              ----------       ----------     ----------       ----------
            Tax at federal statutory rate     $  120,060             34.0%    $  183,676             34.0%

            State income tax, net of
                federal benefit                   12,712              3.6%        17,311              3.2%

            Timing differences and other          (9,476)           -2.7%         (5,328)           -2.7%
                                              ----------       ----------     ----------       ----------
                                              $  123,296             34.9%    $  195,659             34.5%
                                              ==========       ==========     ==========       ==========

11.      STOCK OPTIONS
         -------------

         In 2004 and 2003, 45,331 and 30,954 shares of Common Stock options were issued at $2.00 and $1.30 per share. These options vest over a period of ten years and expire in ten years from the date of issuance. The total amount of stock options outstanding at December 31, 2004 amounted to 110,506 shares.

12.      EMPLOYEE BENEFIT PLAN
         ---------------------

         Albert International, Inc. has a contributory retirement plan covering eligible employees and provides for salary deferrals up to $8,000 of compensation. Albert International, Inc.'s policy is to make a matching contribution of 100% of the employee's salary deferral up to 3% of compensation. Contributions to the plan amounted to $718 and $4,426 for the years ending December 31, 2004 and 2003, respectively.

13.      ACQUISITION OF ALBERT INTERNATIONAL, INC.
         -----------------------------------------

         On September 10, 2002, Statcorp, Inc. acquired all of the outstanding stock of Albert International, Inc. through the issuance of 196,091 shares of stock of Statcorp, Inc. Accordingly, the results of operations of Albert International, Inc. have been included in the accompanying consolidated financial statements from that date forward. In accordance with SFAS 141 "Business Combinations", the acquisition was accounted for as a purchase. In determining the appropriate number of additional shares to issue for the acquisition, valuations of each company were performed. The additional shares issued to acquire Albert International, Inc. were recorded at a fair value of $419,983. Stock issue costs of $47,988 were recorded as a reduction of additional paid in capital.

         An analysis of the assets acquired and liabilities assumed concluded that carrying value approximated fair value. Accordingly, no adjustment in consolidation was required to the assets acquired and liabilities assumed, and no goodwill resulted from this transaction.

14.      TREASURY STOCK
         --------------

         The Company purchased 10,000 shares of its common stock from a stockholder at $.95 per share. The Company accounted for this purchase under the cost method and is shown as a reduction in equity on the balance sheet at December 31, 2003.

15.      CHANGE IN ACCOUNTING PRINCIPLE
         ------------------------------

         In 2003, the Company changed its inventory costing method. The company moved to an average cost method from the lower of market or cost, by the first-in, first-out method. U.S. generally accepted accounting principles require that the cumulative effect of the change in accounting principle be disclosed in the period of change. According to management, the change in accounting principle had an immaterial cumulative effect. Therefore, the cumulative effect from this change in accounting principle is not reflected in the accompanying financial statements.

16.      PRIOR PERIOD ADJUSTMENT
         -----------------------

         In 2004, it was determined the Company did not record $35,320 of accrued compensated future absences in 2003. The accompanying 2003 financial statements have been corrected to reflect $35,320 of additional operating expenses, thereby decreasing previously reported income by the same amount. Further, accounts payable and accrued expenses have been increased by $35,320 in 2003. For 2003, the income tax provision as a result of this adjustment has not been recorded in the accompanying financial statements. The deferred tax asset resulting from this adjustment has been recorded in 2004 in the accompanying financial statements.

                            SUPPLEMENTAL INFORMATION

                                 STATCORP, INC.

                     CONSOLIDATING SCHEDULE - BALANCE SHEETS

                                December 31, 2004

                                                      Albert
                                                   International,     Consolidating    Consolidated
                                 Statcorp, Inc.         Inc.          Eliminations         Totals
                                  ------------      ------------      ------------      ------------
CURRENT ASSETS
Cash                              $     45,605      $     63,036      $       --        $    108,641
Accounts receivable
   Trade                               420,513           281,376           (45,486)          656,403
   Other                                  --                --                --                --
Inventory                            1,372,506           216,256              --           1,588,762
Prepaid expenses                        35,464            36,961              --              72,425
Prepaid income taxes                    59,696              --                --              59,696
Deferred tax asset                      36,008             7,677              --              43,685
                                  ------------      ------------      ------------      ------------
                                     1,969,792           605,306           (45,486)        2,529,612
                                  ------------      ------------      ------------      ------------
PROPERTY AND EQUIPMENT
Furniture and fixtures                  37,049            14,369              --              51,418
Office equipment                        10,864             8,802              --              19,666
Computer equipment                      82,684              --                --              82,684
Plant equipment                        672,448           348,818              --           1,021,266
Leasehold improvements                  28,447             2,275              --              30,722
                                  ------------      ------------      ------------      ------------
                                       831,492           374,264              --           1,205,756
Less accumulated depreciation         (562,839)         (195,774)             --            (758,613)
                                  ------------      ------------      ------------      ------------
                                       268,653           178,490              --             447,143
                                  ------------      ------------      ------------      ------------
OTHER ASSETS
Intercompany loans                     316,847          (316,847)             --                --
Investment in subsidiary               419,983              --            (419,983)             --
Intangibles, net                           676               921              --               1,597
Deposits                                 9,370            18,504              --              27,874
                                  ------------      ------------      ------------      ------------
                                       746,876          (297,422)         (419,983)           29,471
                                  ------------      ------------      ------------      ------------
                                  $  2,985,321      $    486,374      $   (465,469)     $  3,006,226
                                  ============      ============      ============      ============
CURRENT LIABILITIES
Line of credit                    $    172,780      $       --        $       --        $    172,780
Note payable - current                  75,965              --                --              75,965
Capital leases - current                18,689              --                --              18,689
A/P and accrued expenses               742,612           142,985           (45,486)          840,111
                                  ------------      ------------      ------------      ------------
                                     1,010,046           142,985           (45,486)        1,107,545
                                  ------------      ------------      ------------      ------------
LONG TERM LIABILITIES
Note payable - less current            303,860              --                --             303,860
Capital leases - less current            5,562              --                --               5,562
Deferred tax liability                  59,345            52,362              --             111,707
                                  ------------      ------------      ------------      ------------
                                       368,767            52,362              --             421,129
                                  ------------      ------------      ------------      ------------
Total Liabilities                    1,378,813           195,347           (45,486)        1,528,674
                                  ------------      ------------      ------------      ------------
EQUITY
Common stock                            91,365                 1                (1)           91,365
Additional paid-in capital           1,887,170           339,083          (339,083)        1,887,170
Deficit                               (362,527)          (48,057)          (80,899)         (491,483)
                                  ------------      ------------      ------------      ------------
                                     1,616,008           291,027          (419,983)        1,487,052
Less cost of treasury shares            (9,500)             --                --              (9,500)
                                  ------------      ------------      ------------      ------------
                                     1,606,508           291,027          (419,983)        1,477,552
                                  ------------      ------------      ------------      ------------
                                  $  2,985,321      $    486,374      $   (465,469)     $  3,006,226
                                  ============      ============      ============      ============

See independent auditors' report and notes to the financial statements.

                                 STATCORP, INC.

                     CONSOLIDATING SCHEDULE - BALANCE SHEETS

                                December 31, 2003

                                                      Albert
                                                   International,     Consolidating    Consolidated
                                 Statcorp, Inc.         Inc.          Eliminations         Totals
                                  ------------      ------------      ------------      ------------
CURRENT ASSETS
Cash                              $     23,989      $     12,189      $       --        $     36,178
Accounts receivable
   Trade                               433,399           195,171              (840)          627,730
   Other                               102,013              --            (102,013)             --
Inventory                              959,904           181,303              --           1,141,207
Prepaid expenses                        27,593            16,272              --              43,865
Deferred tax asset                        --              10,912              --              10,912
                                  ------------      ------------      ------------      ------------
                                     1,546,898           415,847          (102,853)        1,859,892
                                  ------------      ------------      ------------      ------------
PROPERTY AND EQUIPMENT
Furniture and fixtures                  19,354            13,860              --              33,214
Office equipment                         4,773             2,115              --               6,888
Computer equipment                      64,654              --                --              64,654
Plant equipment                        563,501           319,537              --             883,038
Leasehold improvements                   6,232               160              --               6,392
                                  ------------      ------------      ------------      ------------
                                       658,514           335,672              --             994,186
Less Accumulated Depreciation         (495,050)         (139,215)             --            (634,265)
                                  ------------      ------------      ------------      ------------
                                       163,464           196,457              --             359,921
                                  ------------      ------------      ------------      ------------
OTHER ASSETS
Investment in subsidiary               419,983              --            (419,983)             --
Intangibles, net                         1,464             2,392              --               3,856
Deposits                                 9,370            15,030              --              24,400
                                  ------------      ------------      ------------      ------------
                                       430,817            17,422          (419,983)           28,256
                                  ------------      ------------      ------------      ------------
                                  $  2,141,179      $    629,726      $   (522,836)     $  2,248,069
                                  ============      ============      ============      ============
CURRENT LIABILITIES
Line of credit                    $    194,138      $       --        $       --        $    194,138
Note payable - current                    --                --                --                --
Capital leases - current                16,986              --                --              16,986
A/P and accrued expenses               583,143           213,247          (102,853)          693,537
                                  ------------      ------------      ------------      ------------
                                       794,267           213,247          (102,853)          904,661
                                  ------------      ------------      ------------      ------------
LONG TERM LIABILITIES
Capital leases - less current           23,344              --                --              23,344
Deferred tax liability                  20,574            51,760              --              72,334
                                  ------------      ------------      ------------      ------------
                                        43,918            51,760              --              95,678
                                  ------------      ------------      ------------      ------------
Total Liabilities                      838,185           265,007          (102,853)        1,000,339
                                  ------------      ------------      ------------      ------------
EQUITY
Common stock                            91,365                 1                (1)           91,365
Additional paid-in capital           1,887,170           339,083          (339,083)        1,887,170
Deficit                               (666,041)           25,635           (80,899)         (721,305)
                                  ------------      ------------      ------------      ------------
                                     1,312,494           364,719          (419,983)        1,257,230
Less:  Cost of treasury shares          (9,500)             --                --              (9,500)
                                  ------------      ------------      ------------      ------------
                                     1,302,994           364,719          (419,983)        1,247,730
                                  ------------      ------------      ------------      ------------
                                  $  2,141,179      $    629,726      $   (522,836)     $  2,248,069
                                  ============      ============      ============      ============

See independent auditors' report and notes to the financial statements.

                                 STATCORP, INC.

                  CONSOLIDATING SCHEDULE - STATEMENTS OF INCOME

                          Year Ended December 31, 2004

                                                                     Albert
                                                                  International,     Consolidating     Consolidated
                                                Statcorp, Inc.         Inc.          Eliminations         Totals
                                                 ------------      ------------      ------------      ------------

SALES                                            $  5,647,946      $  1,811,033      $   (153,280)     $  7,305,699

COST OF GOODS SOLD                                 (4,006,804)       (1,423,858)          153,280        (5,277,382)
                                                 ------------      ------------      ------------      ------------

GROSS PROFIT                                        1,641,142           387,175              --           2,028,317

OPERATING EXPENSES                                 (1,199,536)         (456,600)             --          (1,656,136)
                                                 ------------      ------------      ------------      ------------

INCOME (LOSS) FROM OPERATIONS                         441,606           (69,425)             --             372,181

OTHER EXPENSE, NET                                    (18,633)             (430)             --             (19,063)
                                                 ------------      ------------      ------------      ------------

NET INCOME BEFORE PROVISION FOR INCOME TAXES          422,973           (69,855)             --             353,118
                                                 ------------      ------------      ------------      ------------

PROVISION FOR INCOME TAXES
          Current                                    (116,694)             --                --            (116,694)
          Deferred                                     (2,765)           (3,837)             --              (6,602)
                                                 ------------      ------------      ------------      ------------
                                                     (119,459)           (3,837)             --            (123,296)
                                                 ------------      ------------      ------------      ------------

NET INCOME                                       $    303,514      $    (73,692)     $       --        $    229,822
                                                 ============      ============      ============      ============










See independent auditors' report and notes to the financial statements.

                                 STATCORP, INC.

                  CONSOLIDATING SCHEDULE - STATEMENTS OF INCOME

                          Year Ended December 31, 2003



                                                                     Albert
                                                                  International,     Consolidating     Consolidated
                                                Statcorp, Inc.         Inc.          Eliminations         Totals
                                                 ------------      ------------      ------------      ------------

SALES                                            $  5,045,051      $  1,357,056      $   (106,960)     $  6,295,147

COST OF GOODS SOLD                                 (3,486,108)         (957,361)          106,960        (4,336,509)
                                                 ------------      ------------      ------------      ------------

GROSS PROFIT                                        1,558,943           399,695              --           1,958,638

OPERATING EXPENSES                                 (1,071,606)         (347,029)             --          (1,418,635)
                                                 ------------      ------------      ------------      ------------

INCOME FROM OPERATIONS                                487,337            52,666              --             540,003

OTHER EXPENSE, NET                                    (20,699)          (14,400)             --             (35,099)
                                                 ------------      ------------      ------------      ------------

NET INCOME BEFORE PROVISION FOR INCOME TAXES          466,638            38,266              --             504,904
                                                 ------------      ------------      ------------      ------------

PROVISION FOR INCOME TAXES
          Current                                    (179,277)             --                --            (179,277)
          Deferred                                     (5,942)          (10,440)             --             (16,382)
                                                 ------------      ------------      ------------      ------------
                                                     (185,219)          (10,440)             --            (195,659)
                                                 ------------      ------------      ------------      ------------

NET INCOME                                       $    281,419      $     27,826      $       --        $    309,245
                                                 ============      ============      ============      ============






See independent auditors' report and notes to the financial statements.